                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Comission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                MORTON INDUSTRIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
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     4)  Date Filed:
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
                            [LOGO WILL APPEAR HERE]

                         MORTON INDUSTRIAL GROUP, INC.
                              1021 WEST BIRCHWOOD
                             MORTON, ILLINOIS 61550

                                                          , 1999

DEAR MORTON INDUSTRIAL GROUP SHAREHOLDER:

    You are cordially invited to attend the Annual Meeting of the Shareholders of Morton Industrial Group, Inc., to be held at 11:00 a.m. Central Daylight Savings Time on Tuesday, June 8, 1999, at the Bertha Frank Center, 350 N. Illinois Avenue, Morton, Illinois 61550. Directions to the meeting location appear on the back cover of the accompanying Proxy Statement.

    The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. The 1998 Annual Report on Form 10-K accompanies this Proxy Statement.

    It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card.

                                          Sincerely,
                                          William D. Morton
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE
                                          OFFICER

                         MORTON INDUSTRIAL GROUP, INC.
                              1021 WEST BIRCHWOOD
                             MORTON, ILLINOIS 61550
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

To The Shareholders of Morton Industrial Group, Inc.:

    The Annual Meeting of the Shareholders of Morton Industrial Group, Inc. (the "Company") will be held at the Bertha Frank Center, 350 N. Illinois Avenue, Morton, Illinois 61550, on Tuesday, June 8, 1999, at 11:00 a.m., Central Daylight Savings Time, for the following purposes:

1. To elect five directors to serve for one year terms until the Annual Meeting of Shareholders in 2000.

2. To approve an amendment to the Company's Articles of Incorporation to fix the maximum number of votes per share of the Company's Class B common stock at ten.

3. To consider and act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Company for 1999.

4. To transact such other business as may properly come before the meeting in connection with the foregoing or otherwise.

    The Board of Directors has fixed the close of business on April 16, 1999, as the date for the purpose of determining shareholders entitled to notice of and to vote at said meeting or any adjournment thereof. A complete list of such shareholders will be open to the examination of any shareholder during regular business hours for a period of ten days prior to the meeting at the offices of the Company at 1021 West Birchwood, Morton, Illinois 61550.

    If you do not expect to attend the meeting in person, please fill in, sign, date and return the enclosed proxy in the accompanying envelope.

                                          By Order of the Board of Directors,

                                          Daryl R. Lindemann
                                          SECRETARY

                         MORTON INDUSTRIAL GROUP, INC.
                              1021 WEST BIRCHWOOD
                             MORTON, ILLINOIS 61550

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999

    The Board of Directors of Morton Industrial Group, Inc., (the "Company"), is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders. The meeting will convene at the Bertha Frank Center, 350 N. Illinois Avenue, Morton, Illinois 61550, on Tuesday, June 8, 1999, at 11:00 a.m., Central Daylight Savings Time, or at any adjournment of the meeting.

    When you have properly executed the enclosed proxy and the Company's Secretary has received it before the meeting, the persons designated as your proxies will vote the proxy (if you have not revoked it) in accordance with your directions on it. If you return your proxy without providing directions, the persons holding your proxy will vote it for each nominee for election as a director, for the proposed amendment to the Company's Articles of Incorporation, and for the proposal to ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 1999. If any other matter comes before the Annual Meeting upon which a vote may properly occur, the persons holding your proxy will vote your shares in their discretion.

    You may revoke your proxy at any time prior to the voting of the proxy by written notice to the Company, by submitting a new proxy, or by submitting a personal ballot at the meeting.

    The first date on which we are mailing this proxy statement and enclosed
form of proxy to you and the Company's other shareholders is on or about       ,
1999.

    OUTSTANDING SHARES. As of the close of business on April 16, 1999, the record date for determining shareholders entitled to vote at the annual meeting, the Company had issued and outstanding [3,867,573]shares of our Class A common stock and 200,000 shares of Class B common stock (together, the "Common Stock").

    Each share of Class A common stock has one vote per share on matters to be voted upon at the Annual Meeting. Each share of Class B common stock has .77343 of a vote per share on the same matters. The shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of the shareholders other than the amendment of our Articles of Incorporation.

    By virtue of his Common Stock ownership and proxies granted him by or on behalf of the persons listed in Notes 2 through 6 to "Principal Shareholders of the Company," Mr. William D. Morton, the Company's Chairman, President, and Chief Executive Officer controls approximately 58.3% of the voting power of the issued and outstanding shares of Common Stock on matters requiring the vote of shareholders other than:

    - the liquidation of the Company;

    - the sale of all or substantially all of the assets of the Company;

    - the merger or consolidation of the Company if immediately thereafter our shareholders (including Mr. Morton) do not hold the power to vote at least 60% of the votes entitled to elect directors of the company surviving the merger or consolidation. In these three instances, the shares of issued and outstanding Common Stock currently held by Mr. Morton would constitute approximately 33.8% of the voting power of the shares of Common Stock that may now vote.

    For further information about the voting rights of the Class A common stock and the Class B common stock, see "Amendment of Articles of Incorporation" in this proxy statement and Appendix A to this proxy statement.

                             ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

    Our Board of Directors consists of five members, who previously served on the boards of either the Company or Morton Metalcraft Holding Co. ("Morton"). On January 20, 1998, the Company and Morton merged (the "Merger"), and the Company was the surviving company and assumed its present name.

    The Board of Directors recommends that shareholders elect all five current directors hold office for a one year term until the 2000 Annual Meeting or until their successors are selected and qualified. You can use the enclosed proxy to vote for election of the five directors named below. If any nominee becomes unavailable for election as a director, the persons named as proxies in your proxy will vote your proxy in favor of that original nominee for the substitute nominee recommended by the Board of Directors.

    If shareholders holding at least a majority of the voting power of the Common Stock are present at the meeting, the vote of a majority of that voting power will elect the directors. Mr. Morton has advised us that he will vote the shares he votes in favor of the election of all of the named directors. Mr. Morton's vote assures the election of the named directors.

    The age, any position with us, period of service as a director, business experience during the past five years, and directorships in other public companies as of April 16, 1999, for each of the nominees for election are:

    WILLIAM D. MORTON, 51, served as President and Chief Executive Officer of Morton Metalcraft Co. and its subsequently formed parent, Morton, from 1989 until the Merger. At that time he became our Chairman, Chief Executive Officer, and President.

    FRED W. BROLING, 63, has served as the Chief Executive Officer and Chairman of the Board of U.S. Precision Glass Company since 1998. Mr. Broling served as Chairman of the Board and Chief Executive Officer of Plastic Specialties & Technologies, Inc., from 1983 to 1998 and Pure Tec Corporation from 1995 to 1998. Mr. Broling became a director of Morton Metalcraft Co. in 1989 and subsequently became a director of Morton upon its formation. Upon conclusion of the Merger, Mr. Broling became one of our directors and a member of the Compensation and Stock Option Committee of our Board of Directors.

    ALFRED R. GLANCY III, 61, has been Chairman, President, and Chief Executive Officer of MCN Energy Group Inc., a diversified global energy holding company, and its predecessor since 1984. Mr. Glancy became one of our directors in 1985. Following the Merger, Mr. Glancy became a member of the Compensation and Stock Option Committee of our Board of Directors.

    MARK W. MEALY, 42, has been a Managing Director at Bowles Hollowell Conner, an investment banking firm and a division of First Union Capital Markets Corp. since 1989. Mr. Mealy became a director of Morton in 1995 and upon conclusion of the Merger became one of our directors. Following the Merger, Mr. Mealy became a member of the Audit Committee of the Board.

    WILLEM F.P. DE VOGEL, 48, has been the President of Three Cities Research, Inc., a firm engaged in the investment and management of private capital since 1982. Mr. de Vogel became one of our directors in 1986. Following the Merger, Mr. de Vogel became a member of the Audit Committee of our Board of Directors. Mr. de Vogel also serves as a director of Computer Associates International, a computer software company.

    Our Board of Directors met five times during 1998. All of our Directors attended 75% or more of the meetings of the Board of Directors and the Committees of the Board on which they served.

    Our Board of Directors has an Audit Committee and Compensation and Stock Option Plan Committee, but does not have a standing nominating committee. The Audit Committee reviews matters relating to the quality of financial reporting and internal accounting controls, the appointment of our independent auditors, and the extent and results of their audits. The Audit Committee met once in 1998. The duties of the Compensation and Stock Option Plan Committee include review and approval of the compensation of officers and administration of our stock option plan. The Compensation and Stock Option Plan Committee acted by unanimous written consent four times in 1998. (The report of the members of the Committee begins at page of this Proxy Statement.)

    COMPENSATION OF DIRECTORS. Instead of paying our non-employee directors an annual cash retainer, we award them a dollar amount of performance units. We determine the number of units by dividing the dollar amount by the market price of our Class A common stock on the date of the award. Each non-employee director has an account that holds his units. Upon a director's retirement or termination of service as director, he will receive shares of our Class A common stock. The number of shares will be equal to the market value of his account (the number of units multiplied by the market price of our Class A common stock) divided by the market price of our Class A common stock. The maximum number of shares that we will distribute to all directors under this arrangement totals 25,000.

    In 1998, each director received 1,751 performance units having a market value on the date of issuance of $30,000. At December 31, 1998, the market value of each director's account was $24,514.

    EXECUTIVE OFFICERS. During 1998, our executive officers were Mr. Morton, Daryl R. Lindemann, and Thomas D. Lauerman.

    Since September 1, 1998, Mr. Lindemann, age 44, has been our Vice President of Business Development and Acquisitions and Secretary. During the rest of 1998 following the Merger, he served as our Vice President of Finance, Treasurer, and Secretary. He joined Morton Metalcraft Co. in 1990 as Vice President of Finance, Treasurer, and Secretary and held the same positions in Morton from its formation until the Merger.

    Mr. Lauerman joined us in August 1998 as Vice President of Finance and Treasurer. Mr. Lauerman has over twenty years experience in finance and administrative functions in manufacturing. Most recently, he served as Chief Financial Officer and Vice President, Administration, of Rexworks, Inc., a manufacturer of environmental and construction equipment, since March 1994. Mr. Lauerman is a certified public accountant.

                     PRINCIPAL SHAREHOLDERS OF THE COMPANY

    The following sets forth certain information regarding the beneficial ownership of our Class A common stock, par value $.01 per share, and Class B common stock, par value $.01 per share (with the Class A common stock and the Class B common stock being referred to as the "Common Stock"), as of April 16, 1999 by (i) all our shareholders who own more than 5% of our Common Stock, (ii) each director who is a shareholder, (iii) certain executive officers, and (iv) all directors and executive officers as a group, as determined in accordance with Rule 13(d) under the Securities Exchange Act of 1934. William D. Morton, our Chairman, President and Chief Executive Officer, currently has the ability to cast 58.3% of our shareholder votes on most matters. (This percentage becomes 64.2% if all options exercisable within 60 days in which Mr. Morton has a beneficial interest are counted.) See notes (2) through (6) below. The address for each of our directors and executive officers is 1021 West Birchwood, Morton, Illinois 61550.

                                                      NUMBER OF SHARES           PERCENTAGE OF
                                                       OF COMMON STOCK        OUTSTANDING SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIALLY OWNED(1)     OF COMMON STOCK (1)
--------------------------------------------------  ---------------------     -------------------
William D. Morton.................................        3,050,311(2)(3)            64.5%

Three Cities Holdings Limited.....................          851,456(2)(3)(4)         20.9
650 Madison Avenue, 24th Floor
  New York, New York 10022

Fred W. Broling...................................          277,778(5)                6.4

                                                      NUMBER OF SHARES           PERCENTAGE OF
                                                       OF COMMON STOCK        OUTSTANDING SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIALLY OWNED(1)     OF COMMON STOCK (1)
--------------------------------------------------  ---------------------     -------------------
Daryl R. Lindemann................................           80,499(5)                1.9

Mark W. Mealy.....................................           18,333(6)             *
Willem F.P. de Vogel..............................            7,700(7)             *
Alfred R. Glancy III..............................            5,100(8)             *
All directors and executive officers as a
  Group (7 persons)...............................        3,063,111                  64.8

------------------------

*   less than 1%.

(1) For the purposes of the computation of percentages of our Common Stock presented in this table, a holder is deemed to beneficially own all shares that the holder may acquire upon the exercise of options held by the holder if the options are exercisable within 60 days. Such shares that the holder may acquire (but no shares that any other holder may acquire upon the exercise of options held by such other holder) are deemed to be outstanding.

(2) As described below, Mr. Morton has beneficial ownership of 1,462,299 shares or 30.9% of the outstanding shares of Common Stock by virtue of certain proxies granted to him. 100,000 of the shares held by Mr. Morton and 86,164 of the shares held by Three Cities Holdings Limited are shares of Class B common stock. The remainder are shares of Class A common stock (including currently exercisable options to purchase 204,022 shares of Class A common stock held by Mr. Morton). Based on the number of shares outstanding as of April 16, 1999, each share of Class B common stock will have .77343 votes at the annual meeting. For a description of how we determine the number of votes for a share of Class B common stock and amendment to cap the number of votes a Class B share may have, see "Amendment of Articles of Incorporation" in this proxy statement and Appendix A to this proxy statement. Three Cities Holdings Limited and certain of its affiliates have granted Mr. Morton a proxy to vote the shares of Common Stock, including Class B common stock, held by them on most matters. The shares of Class A common stock and Class B common stock held by Mr. Morton and Three Cities Holdings Limited are subject to certain transferability and conversion restrictions pursuant to a shareholders agreement. See "Certain Relationships and Related Transactions-- Shareholders Agreement" for a description of this proxy and the related shareholders agreement. Certain officers and directors of Morton have also granted Mr. Morton a proxy to vote on all matters. See "Certain Relationships and Related Transactions--Voting Agreement" for a description of this proxy. By virtue of these proxies and his ownership of our Common Stock, Mr. Morton currently has the ability to cast 58.3% (64.2% if all options exercisable within 60 days in which Mr. Morton has a beneficial interest are counted). of our shareholder votes on most matters.

(3) Three Cities Holdings Limited has sole power to vote (subject to the proxy described in note (2) above) and shared power to dispose of 851,456 shares of Common Stock that are owned of record by the following group of investors (the "Investor Group"): Terbem Limited (373,244 shares--9.2%), TCRI Offshore Partners CV (248,393 Shares--6.1%), Bobst Investment Corp. (59,961 shares--1.5%), and TCR International Partners, LP (168,858 shares--4.1%). Each member of the Investor Group is an investment vehicle established for the purpose of investing in securities of other enterprises in various parts of the world, and the Investor Group acquired the shares of Common Stock as participants in an equity portfolio fund managed by Three Cities Holding Limited. Three Cities Holdings Limited is the parent company of Three Cities Research, Inc. Mr. Willem F.P. de Vogel, who is one of our directors, is President of Three Cities Research, Inc.

(4) Does not include 136,722 shares (3.4%) of the Common Stock owned by Quilvest American Equity, an indirectly owned investment subsidiary of Quilvest, a Luxembourg holding company whose shares are traded on the Paris and Luxembourg Stock Exchanges. The 136,722 shares of Common Stock consist of 122,886 shares of Class A common stock and 13,836 shares of Class B common stock. These shares of Common Stock were assigned by members of the Investor Group to Quilvest American Equity and are subject to Mr. Morton's proxy granted by Three Cities Holdings Limited and certain restrictions on transferability and conversion. See "Certain Relationships and Related Transactions-- Shareholders Agreement" for a description of this proxy and the related shareholders agreement. Two of the directors of Quilvest and members of their extended families are significant shareholders of Three Cities Holdings Limited. In addition, one of the directors of Quilvest is the chief executive officer of Three Cities Holdings Limited. Three Cities Holdings Limited does not have any power to vote or dispose of the shares of Common Stock owned by Quilvest American Equity.

(5) There are currently exercisable options. Upon exercise, they will be subject to the proxy described in "Certain Relationships and Related
    Transactions--Voting Agreement."

(6) These shares are subject to the proxy described in "Certain Relationships and Related Transactions-- Voting Agreement."

(7) Mr. de Vogel is the President of Three Cities Research, Inc., a wholly owned subsidiary of Three Cities Holdings Limited and an affiliate of Quilvest, which indirectly owns Quilvest American Equity. See notes 3 and 4, above. None of the shares beneficially owned by Three Cities Holdings Limited or Quilvest American Equity is included in the beneficial ownership of Mr. de Vogel because he does not have the power to vote or dispose of them.

(8) Includes 100 shares of Class A common stock owned by Mr. Glancy's wife.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides certain summary information concerning compensation of the Company's executive officers.

                                                             ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                                ---------------------------------------------  ------------------------------
                                                                                        AWARDS
                                                                            ------------------------------
                                                                                               SECURITIES        PAYOUTS
       NAME AND                                                                RESTRICTED      UNDERLYING   -----------------
       PRINCIPAL                                             OTHER ANNUAL         STOCK         OPTIONS/          LTIP
       POSITION            YEAR     SALARY($)    BONUS($)    COMPENSATION     AWARD(S) ($)       SARS(#)       PAYOUTS ($)
-----------------------  ---------  ----------  -----------  -------------  -----------------  -----------  -----------------
William D. Morton......       1998  $  280,000           0     $  11,764(1)             0         612,620               0
  Chairman, Chief
  Executive Officer
  And President
Daryl R. Lindemann,....       1998      95,000           0     $  12,943(4)             0          32,406               0
  Vice President of
  Business Development
  and Acquisitions and
  Secretary (3)
Thomas Lauerman,.......       1998      35,625           0     $  18,215(7)             0          30,000               0
  Vice President of
  Finance and Treasurer
  (6)
Thomas C. Waggoner,....       1997     149,688           0             0                0               0               0
  Former President and        1996     145,000      52,500             0                0               0               0
  Chief Executive
  Officer (9)
Brian R. Esher,........       1997           0           0             0                0               0               0
  Former Chairman and         1996      12,000           0             0                0               0               0
  Chief Executive
  Officer

       NAME AND
       PRINCIPAL            ALL OTHER
       POSITION          COMPENSATION ($)
-----------------------  ----------------
William D. Morton......    $     11,744(2)
  Chairman, Chief
  Executive Officer
  And President
Daryl R. Lindemann,....             510(5)
  Vice President of
  Business Development
  and Acquisitions and
  Secretary (3)
Thomas Lauerman,.......          18,124(8)
  Vice President of
  Finance and Treasurer
  (6)
Thomas C. Waggoner,....               0
  Former President and                0
  Chief Executive
  Officer (9)
Brian R. Esher,........       2,189,600(10)
  Former Chairman and                 0
  Chief Executive
  Officer

------------------------

(1) Represents: (i) tax gross up in the amount of $8,136 for imputed income relating to split dollar life and (ii) tax gross up in the amount of $3,628 for imputed income relating to a car allowance.

(2) Represents: (i) life insurance premiums we paid in the amount of $1,440 and
    (ii) imputed income in the amount of $10,334 with respect to split dollar life insurance coverage.

(3) Mr. Lindemann served as our Vice President of Finance, Secretary, and Treasurer until September 1, 1998, when he began serving in his current position.

(4) Represents payments under our variable incentive plan.

(5) Represents life insurance premiums we paid.

(6) Mr. Lauerman commenced employment with our company in his current position on August 31, 1998.

(7) Represents tax gross up of $11,764 for moving expenses and payments of $6,450 under our variable incentive plan.

(8) Represents: (i) life insurance premiums we paid in the amount of $170 and
    (ii) moving expenses in the amount of $17,954.

(9) Upon the conclusion of the Merger on January 20, 1998, Mr. Waggoner resigned and received a severance payment of $350,000.

(10) In February 1997, the Board of Directors voted to convert options to purchase 190,400 shares of Common Stock held by Mr. Esher to stock appreciation rights ("SARs"). Mr. Esher exercised the SARs in February 1997 and received the amount of cash shown based on a closing market price of $16.50 on February 12, 1997, and an exercise price of $5.00 per SAR.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information about option grants to our executive officers in 1998:

                                                                            INDIVIDUAL GRANTS(1)
                                                      ----------------------------------------------------------------
                                                       NUMBER OF
                                                        SHARES                                               GRANT
                                                      UNDERLYING    % OF TOTAL                                DATE
                                                        OPTIONS       OPTIONS     EXERCISE                  PRESENT
                                                        GRANTED     GRANTED TO      PRICE    EXPIRATION    VALUE (1)
NAME                                                      (#)        EMPLOYEES     ($/SH)       DATE          ($)
----------------------------------------------------  -----------  -------------  ---------  -----------  ------------
William D. Morton (2)...............................     612,620          70.9%   $  17.125     1/20/08   $  4,680,417
Daryl R. Lindemann(2)...............................      32,406           3.8%   $  17.125     1/20/08        247,582
Thomas D. Lauerman(2)...............................      30,000           3.5%   $  13.125      9/1/08        175,800

------------------------

(1) In accordance with SEC rules, we chose a variant of the Black-Scholes option pricing model to estimate the grant date present value of the options set forth in this table. You should not construe our use of this model as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model and its variants, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of the Class A common stock during the applicable period.

(2) Mr. Morton and Mr. Lindemann received their options in connection with the Merger. Mr. Lauerman received his options at the time of his employment by the Company. The options vest after over three years and have a term of ten years. We made the following assumptions for purposes of calculating the grant date present value: a duration of ten years, volatility of .10%, annual dividend yield of 0%, and a discount rate of 6.0%.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END
  OPTION/SAR VALUES

    The following table provides information concerning options exercised during the fiscal year ended December 31, 1998, by each of the named executive officers and the value of unexercised options held by such executive officers on December 31, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING           VALUE OF UNEXERCISED IN-
                                                                        UNEXERCISED OPTIONS/ SARS      THE-MONEY OPTIONS AT
                                                                                                       DECEMBER 31, 1998(1)
                                     SHARES ACQUIRED       VALUE        --------------------------  --------------------------
NAME                                 ON EXERCISE (#)    REALIZED($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  ---------------  ----------------  -----------  -------------  -----------  -------------
William D. Morton..................        65,000       $    834,832       204,022        408,413       --            --
Daryl R. Lindemann.................        --                --             80,499         21,604    $ 968,230        --
Thomas D. Lauerman.................        --                --             --             30,000       --        $    26,250

------------------------

(1) Based upon the per share closing price of the Class A common stock of $14.00 on the Nasdaq Small Cap Market on December 31, 1998, minus the exercise price of the options.

EMPLOYMENT AGREEMENT

    In connection with the Merger of the Company and Morton, on January 20, 1998, we entered into employment agreements with Mr. Morton and Mr. Lindemann. Mr. Morton's employment agreement provides that he will serve as our Chairman and Chief Executive Officer for an initial term of ten years and continues thereafter year to year unless and until either party gives the other six months advance written notice of termination of the employment agreement. Mr. Morton's employment agreement provides for an annual base salary in 1998 in the amount of $280,000, which was Mr. Morton's base salary with Morton as of the date of the Merger, and it provides for a minimum annual increase thereafter of 5% annually.

    Under the terms of his employment agreement, Mr. Morton will:

    - participate in our incentive compensation plans as in effect from time to time;

    - be entitled to certain fringe benefits; and

    - participate in all employee benefit, retirement and welfare plans that we maintain and that are applicable generally to our executives;

subject to the generally applicable eligibility and other provisions. Mr. Morton's employment agreement also contains non-solicitation, confidentiality and non-supply provisions. In the event of the termination of Mr. Morton's employment:

    - by us for cause, as defined in his employment agreement;

    - by him, other than a constructive termination, as defined in his employment agreement; or

    - due to death or disability, as defined in his employment agreement;

Mr. Morton will receive his base salary and benefits through the date of termination. If we terminate Mr. Morton's employment for any other reason or Mr. Morton terminates it due to a Constructive Termination, we will pay Mr. Morton's salary, and Mr. Morton will be eligible to continue participation in all medical, dental, hospitalization, disability and life insurance plans, through:

    - December 31, 2007, if the termination occurs on or prior to June 30, 2007; or

    - six months from the date of termination if the termination occurs after June 30, 2007;

subject to the terms of his employment agreement, including continued compliance with any applicable non-solicitation, confidentiality or non-supply provisions.

    Mr. Lindemann's employment agreement provides for a three year term and continues thereafter year to year unless and until either party gives the other six months advance written notice of termination. Mr. Lindemann's employment agreement provides for an annual base salary in 1998 of $95,000, annual raises of not less than $5,000 and an annual bonus in an amount to be determined, based on the attainment of certain performance targets. Mr. Lindemann's employment agreement entitles him to participate in all employee benefit plans, incentive plans and fringe benefits offered to our employees that are applicable generally to our employees, subject to the generally applicable eligibility and other provisions. Mr. Lindemann's employment agreement contains non-solicitation, confidentiality and non-supply provisions. Mr. Lindemann's employment agreement also provides that if his employment is terminated:

    - by us for cause, as defined in his employment agreement;

    - by him other than due to a constructive termination, as defined in his employment agreement; or

    - due to death or disability, as defined in his employment agreement;

Mr. Lindemann will receive his base salary and benefits through the date of termination. If we terminate Mr. Lindemann's employment without cause, as defined in his employment agreement, or if Mr. Lindemann terminates it due to a constructive termination, as defined in his employment agreement, Mr. Lindemann will receive his base salary, and will continue participation in all of our medical, dental, hospitalization, disability and life insurance plans, for:

    - one year from the date of termination if the termination occurs on or prior to June 30, 2000; or

    - six months if such termination occurs after June 30, 2000;

subject to the terms of the employment agreement, including continued compliance with any applicable non-solicitation, confidentiality or non-supply provisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    SHAREHOLDERS' AGREEMENT

    In connection with the Merger, Mr. Morton and a group of shareholders affiliated with Three Cities Holdings Limited and certain of its affiliates (the "Three Cities Parties") entered into a shareholders' agreement. Under the shareholders' agreement, Three Cities Parties granted Mr. Morton a proxy to vote all of the Class A common stock and all of the Class B common stock owned by them. Mr. Morton's proxy covers all matters to be voted upon by our shareholders except:

    - the liquidation of our company;

    - any sale of all, or substantially all, of our assets; or

    - any merger or consolidation involving our company if immediately thereafter, our shareholders (including Mr. Morton) do not hold the power to vote at least 60% of the votes entitled to elect the directors of the company surviving such merger or consolidation.

In the event that:

    - the Three Cities Parties and certain of their affiliates are entitled to vote for any such sale, merger or consolidation described immediately above;

    - any member of the Three Cities Parties and certain of their affiliates who are parties to the shareholders' agreement fails to vote in favor of such transaction; and

    - the transaction is not approved by our shareholders;

Mr. Morton may elect to cause the Three Cities Parties to purchase all (but not less than all) of the Class A common stock and Class B common stock then owned by Mr. Morton and his affiliates for a purchase price equal to fair market value of the assets he would have received in such proposed transaction. If Mr. Morton would have retained any stock in the proposed transaction, then the purchase price for such stock will be equal to the fair market value of such stock.

    Mr. Morton's proxy will terminate upon the earliest of the following dates or events:

    - January 20, 2008;

    - Mr. Morton's death or disability, as defined in his employment agreement;

    - termination of Mr. Morton's employment with us, other than a constructive termination, as defined in his employment agreement;

    - termination of Mr. Morton's employment by us for cause, as defined in his employment agreement; or

    - if Mr. Morton's ownership of Class A common stock falls below 1,096,425 shares, including for this purpose shares issuable upon conversion or exercise, as adjusted to reflect stock splits.

    The shareholders' agreement also includes the following restrictions on transfers of our stock:

    - until January 20, 2001, the Three Cities Parties and certain of their affiliates and Mr. Morton and certain of his affiliates will not transfer any shares of Class A common stock owned as of January 20, 1998;

    - the Three Cities Parties, Mr. Morton and certain of their respective affiliates will not transfer, or convert into shares of Class A common stock, any shares of Class B common stock owned as of January 20, 1998, until the earlier of ten years after January 20, 1998, or the termination of Mr. Morton's proxy; and

    - the Three Cities Parties, Mr. Morton and certain of their respective affiliates will not purchase additional shares of Class A common stock or Class B common stock without the approval of both the other party and our Board of Directors.

This limitation does not apply to the purchase of shares by Mr. Morton and certain of his affiliates pursuant to options owned by Mr. Morton immediately after the Merger or issued to Mr. Morton pursuant to our 1997 Stock Option Plan.

    The shareholders' agreement also contains the following restrictions on transfers of Class A common stock: beginning on January 20, 2001, neither the Three Cities Parties nor Mr. Morton nor certain of their respective affiliates can transfer any shares of Class A common stock without complying with the following procedure and requirements:

    - prior to making any such transfer, the Three Cities Parties, Mr. Morton and certain of their respective affiliates must give notice to the other group of its intention to make such sale and state the amount of shares proposed to be transferred;

    - if the recipient of the transfer notice does not notify the sender of the transfer notice of its intention to also sell shares of Class A common stock, the sender of the transfer notice can sell such shares in an amount up to a number agreed to by the parties pursuant to the shareholders' agreement;

    - if the recipient of the transfer notice notifies the sender of the transfer notice that it also intends to transfer shares of Class A common stock, both groups can transfer Class A common stock up to each group's respective agreed upon number.

Any transfers made pursuant to this provision must be concluded within 60 days of the date that the transfer notice is provided. The parties to the shareholders' agreement agreed that the limitation on the number of shares either group could sell would be calculated as follows:

    - if the maximum sale number (which equals the number of shares of Class A common stock that can be sold without causing a "change in ownership," as defined in section 283 of the Internal Revenue Code of 1986, as amended) is less than the number of shares of Class A common stock owned by the Three Cities Parties and certain of their affiliates and Mr. Morton and certain of his affiliates, each group shall be permitted to sell a number of shares equal to its pro rata share of the maximum sale number, based upon each group's ownership of the outstanding number of shares of Class A common stock at the time;

    - if the maximum sale number is greater than the number of shares of Class A common stock owned by the Three Cities Parties and certain of their affiliates and Mr. Morton and certain of his affiliates;

       - in the case of the Three Cities Parties and certain of their affiliates, the number of shares they can sell equals the number of shares of Class A common stock owned by them at such time; and

       - in the case of Mr. Morton and certain of his affiliates, the number of shares they can sell equals the maximum sale number minus the number of shares of Class A common stock owned by them at such time.

For purposes of any calculation made under these provisions, the number of shares of Class A common stock owned by Mr. Morton and certain of his affiliates is deemed to be 418,990 shares less any such shares sold by Mr. Morton and certain of his affiliates after the effectiveness of the Merger but not less than zero. The permitted number for Mr. Morton and certain of his affiliates may exceed 418,990 under this calculation.

    VOTING AGREEMENT

    Effective January 20, 1998, Mr. Morton entered into a voting agreement with certain directors and officers of our company and our subsidiaries. This group included Mr. Broling, Mr. Mealy, Mr. Lindemann, and four officers of our subsidiaries who hold options to purchase Class A common stock. Under the voting agreement, these individuals granted Mr. Morton an irrevocable proxy to vote their shares of Class A common stock (including shares subsequently obtained upon the exercise of options) on all matters presented to our shareholders for a vote. The proxy terminates upon the earliest of:

    - January 20, 2008;

    - Mr. Morton's death or disability, as defined in his employment agreement;

    - Mr. Morton's terminating his employment with us, other than a constructive termination, as defined in his employment agreement; or

    - our termination of Mr. Morton's employment for cause, as defined in his employment agreement.

The voting agreement currently applies to 18,333 shares of Class A common stock and options to purchase 773,628 shares of Class A common stock.

STOCK PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock during the five years ended December 31, 1998, with the cumulative total return on the Nasdaq Stock Market and on Nasdaq non-financial stocks. The Comparison assumes $100 was invested on January 1, 1994, in the Company's publicly traded common stock and in each of the two indices and assumes the reinvestment of dividends.

                           [Graph will appear here.]

                                                                     1994       1995       1996       1997       1998
                                                                   ---------  ---------  ---------  ---------  ---------
Morton Industrial Group, Inc.....................................      85.71     190.48     252.38     354.76     266.67
Nasdaq Stock Market..............................................      97.80     138.30     170.00     208.30     293.50
Nasdaq Non-Financial Stocks......................................     100.40     139.90     169.90     199.10     292.20

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Broling and Glancy served on the Compensation Committee of the Board of Directors during 1998. Neither is or has served as a Company officer.

              REPORT ON EXECUTIVE COMPENSATION BY REPRESENTATIVES
                 OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    This Report of the Compensation and Stock Option Committee covers the following topics:

    - The role of the Committee in the Company's executive compensation program

    - Executive compensation principles

    - Components of the compensation program

    - Compensation of the Chief Executive Officer

ROLE OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    Two non-employee directors serve on the Committee: Mr. Broling and Mr. Glancy. The Committee reviews overall compensation principles annually. This review includes each element described below and an assessment of the overall effectiveness of the program. The Committee examines, establishes, and modifies the individual compensation levels of the Company's executive officers. The Committee also administers the Company's stock option plan and awards options under it. In 1998, the Committee did not retain an independent outside consultant to advise it about the appropriateness and level of compensation.

EXECUTIVE COMPENSATION PRINCIPLES

    The Company is developing a compensation program that is intended to motivate and retain the key talent it needs to be a market lender in its industry. The committee's primary goal is to develop a compensation program that will support the Company's aggressive strategy of pursuing growth through manufacturing excellence, customer satisfaction, acquisitions, and internal growth. Guiding our development of the compensation program is the desire to obtain superior short term performance from the Company's executive officers by aligning their cash compensation with the annual performance of the Company. We also seek to foster the long term development of the Company and growth in shareholder value through the award of stock options.

COMPONENTS OF THE COMPENSATION PROGRAM

    The components of our compensation program are:

    - Base salary

    - Short term bonus and other incentives

    - Long term incentives

1. BASE SALARY

    Base salaries for our executive officers other than the Chief Executive Officer are based upon amounts set in employment agreements or terms of employment and increase $5,000 each year. The base salary amounts are those that we, with the advice of the Chief Executive Officer, believe are sufficient to attract and retain qualified persons.

2. SHORT TERM BONUS AND OTHER INCENTIVES

    We will use the annual bonus component of incentive compensation to align our executive officers' pay with short term (annual) performance of the Company. We will also use bonus payments to recognize and encourage outstanding individual performance. We intend to set Company performance targets and individual performance goals that will guide us in determining the amount of the bonuses. We also expect to implement a special compensation program in 1999 under which our executive officers will receive a percentage of the Company's EBITDA (earnings before interest, taxes, depreciation, and amortization) in excess of 95% of the Company's EBITDA target for the year.

    Our executive officers other that the Chief Executive Officer also participate in the Company-wide variable incentive plan. Under this plan most of the Company's employees receive monthly payments based upon the Company's attaining monthly performance goals.

3. LONG TERM INCENTIVES: STOCK OPTIONS

    We will use grants under the Company's stock option plan to strengthen the linkage between executive compensation and shareholder return, provide additional incentives to executive officers tied to the growth of the stock price over time, and encourage continued employment with the Company and its subsidiaries. The options generally have a term of ten years and become exercisable over three years and the exercise price is the market price for the Company's Class A common stock on the date of the option grant. We will base option awards on the individual executive officer's scope of responsibility, the Company's performance, and our subjective evaluation of the individual's performance. We will not attach specific weight to these factors. We may also assist management in attracting new officers by including options in the compensation package that the Company offers.

    The only options that were granted to our executive officers in 1998 were in connection with the Merger and the recruitment of one of the executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In 1998, the Company's most highly compensated executive officer was William
D. Morton, the Company's Chairman, Chief Executive Officer, and President. Mr. Morton and the Company entered into an employment agreement on January 20, 1998, that set his base compensation for 1998 at $280,000. That base amount increases a minimum 5% per year during the term of the contract. The Committee will review Mr. Morton's contract annually for potential cost of living and performance adjustments. We have not made any such adjustments since the inception of the contract. For additional information about Mr. Morton's employment agreement,
see page   of this proxy statement.

    Under his Employment Agreement, Mr. Morton may receive annual cash bonuses awarded by the Committee. We did not award a bonus for 1998.

    The Committee may also award Mr. Morton stock options under the Company's 1997 Stock Option Plan. In connection with the Merger, Mr. Morton received a grant of options to acquire 612,620 shares of Class A common stock. These options have an exercise price of $17.125 per share. We did not grant any other options to Mr. Morton in 1998.

Respectfully submitted,

Fred W. Broling
Alfred R. Glancy III

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company is not aware of any executive officer, director or ten percent shareholder who failed to file on a timely basis any report required to be filed by Section 16(a) of the Securities Exchange Act of 1934.

                     AMENDMENT OF ARTICLES OF INCORPORATION
                            ITEM 2 ON THE PROXY CARD

BACKGROUND: VOTES PER SHARE OF CLASS B COMMON STOCK

    Our Articles of Incorporation provide that the Company will have two classes of Common Stock. The Class A common stock, par value $.01 per share, has one vote per share. Each share of the Class B common stock, par value $.01 per share, has the number of votes set by our Board of Directors using the formula contained in the Articles. At present, there is no cap on the maximum number of votes a share of Class B common stock can have. For this annual meeting, the Board of Directors has determined that each share of Class B common stock will have .77343 votes. Shares of Class A and Class B common stock share pro-rata in any dividends declared on our common stock. (Our lending agreements currently preclude the payment of dividends.)

    Our Articles authorize 200,000 shares of Class B common stock, and all of those shares are issued and outstanding. Two groups of shareholders (the "Affiliated Groups") own all of the Class B common stock. One group contains our Chairman, Mr. William D. Morton, any companies or business entities wholly owned by him, and his immediate family (the "Morton Affiliated Group"). Mr. Morton owns 100,000 shares of the Class B common stock and is the only member of his group to hold Class B shares.

    The other Class B Affiliated Group consists of Three Cities Holdings Limited, certain of its affiliated companies, and Quilvest American Equity (the "Three Cities Affiliated Group"). See the "Principle Shareholders" Section in this proxy statement for additional information about these shareholders. The Three Cities Affiliated Group holds 100,000 shares of Class B common stock. As described in "Certain Relationships and related Transactions--Shareholders' Agreement" in this proxy statement, the Three Cities Affiliated Group has granted Mr. Morton a proxy to vote its shares of Class A and Class B common stock in most instances. As a result of this proxy, Mr. Morton and his share ownership, Mr. Morton has voting control of the Company.

    Our Articles provide that the aggregate votes per share of the Class B common stock held by each of the two Affiliated Groups plus the votes of that Affiliated Group's Designated Shares will constitute 24% of the eligible votes at a shareholders' meeting. The Designated Shares are certain shares of our Class A common stock. Under our Articles, each of the Affiliated Groups currently has 888,000 Designated Shares. (The Three Cities Group actually holds 888,178 shares of Class A common stock and the Morton Affiliated Group holds 1,283,990 shares of Class A common stock. Each Affiliated Group's Designated Shares and Class A shares in excess of 888,000 have one vote per share.) As the Affiliated Groups dispose of certain of their Class A shares, the number for the Designated Shares will fall below 888,000, and the votes per share of Class B common stock will increase to maintain the 24% level for each Affiliated Group. For further information about the voting power of the Class B common stock, see Appendix A to this proxy statement.

AMENDMENT

    We are proposing an amendment to Section 2.2(B) of Article II of our Articles of Incorporation. The amendment would add at the end of Section 2.2(B) the sentence: "Notwithstanding the foregoing calculation, in no event shall the number of votes per share of Class B Common Stock exceed 10 (adjusted proportionately to account for any stock splits, stock dividends or combinations between the Effective Date of this Amendment and the date of such calculation)."

    The complete text of Section 2.2(B) with the language to be added by amendment underscored appears in Appendix B to this proxy statement.

THE EFFECT AND REASONS FOR THE AMENDMENT

    The proposed amendment will cap the number of votes per share of Class B common stock at ten. As the number of Designated Shares for an Affiliated Group decreases, the votes per share of Class B will increase, but the votes cannot exceed ten.

    Before and immediately after the Merger, our Class A common stock was quoted only on the over-the-counter market's electronic bulletin board. We believed that our shareholders could realize better liquidity if Nasdaq listed the shares. We began discussions with Nasdaq and provided information about our capital structure, including Article II of our Articles. Nasdaq agreed to list our Class A common stock on the Nasdaq Small Cap Market if after the listing occurred we submitted this amendment to you at our 1999 annual meeting.

    In connection with the amendment and as a result of our discussions with Nasdaq, the Three Cities Affiliated Group will agree to vote all of its Class B common stock pro-rata with the vote of all of the Class A common stock held by shareholders other than the Morton Affiliated Group in any vote that occurs after the proxy granted by the Three Cities Affiliated Group to Mr. Morton terminates. For a description of that proxy, see "Certain Relationships and Related Transactions--Shareholder Agreement" in this proxy statement.

REQUIRED VOTE AND RECOMMENDATION

    Approval of the amendment requires the vote of the holders of a majority of both the Class A common stock and the Class B common stock. Through his direct holdings and the proxies described in "Certain Relationships and Related Transactions" and "Principal Shareholders of the Company" in this proxy statement, Mr. Morton has the ability to vote all of the shares of the Class B common stock and a majority of the Class A common stock on the amendment. Mr. Morton has advised us that he will cast all of these votes in favor of the amendment. As a result, the amendment will pass. We recommend that you vote your shares FOR the amendment.

                   RATIFICATION OF THE SELECTION OF AUDITORS
                           (ITEM 3 ON THE PROXY CARD)

    The Board of Directors proposes and recommends that the shareholders ratify its selection of the firm of KPMG LLP as independent auditors for the Company for 1999. In accordance with the Company's practice, a member of the firm will attend the Annual Meeting, have an opportunity to make a statement if he desires to do so and to respond to appropriate questions which may be asked by shareholders. If shareholders holding at least a majority of the voting power of the Common Stock are present at the meeting, the vote of a majority of that voting power will ratify the appointment of our auditors. Mr. Morton has advised us that he will vote the shares he votes in favor of the ratification of the appointment of KPMG LLP. Mr. Morton's vote assures the ratification of the appointment of KPMG LLP.

INFORMATION ABOUT THE SELECTION OF OUR AUDITORS

    SELECTION OF KPMG LLP (FEBRUARY 17, 1999)

    On February 17, 1999, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, selected KPMG LLP ("KPMG") to serve as the Company's independent accountants for the fiscal year ended December 31, 1998, and the fiscal year ending December 31, 1999, and dismissed Clifton Gunderson L.L.C. ("Clifton Gunderson") as independent accountants for the Company. Clifton Gunderson had served as the independent accountants for Morton (which merged with the Company on January 20, 1998) for the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996. On April 14, 1998, as reported on Form 8-K dated April 16, 1998, and Form 8-K/A dated April 22, 1998, our Board of Directors, acting upon the recommendation of the it's Audit Committee selected Clifton Gunderson to serve as the Company's independent accountants. The action of the Board of Directors on February 17, 1999, dismissing Clifton Gunderson and appointing KPMG reflected the Board's determination that our recent and anticipated growth merited our selection of a recognized national accounting firm rather than a smaller, regional firm.

    During the period from April 14, 1998, to and including February 17, 1999, with respect to the Company, and prior thereto with respect to Morton, including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson's reports on the financial statements of Holding did not contain an adverse opinion or disclaimer of opinion, nor were they qualified in any way, and no reports of Clifton Gunderson were qualified as to uncertainty, audit scope, or accounting principles. (Clifton Gunderson issued no reports on the financial statements of the Company during the period that began April 14, 1998, and ended February 17, 1999.) During the same periods, neither we nor Morton had any disagreements with Clifton Gunderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the period from April 14, 1998, to and including February 17, 1999, with respect to us, and prior thereto with respect to Morton, including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson did not advise us or Morton that:

    - either did not have internal controls necessary for the development of reliable financial statements;

    - information had come to Clifton Gunderson's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

    - Clifton Gunderson needed to expand significantly the scope of its audit, or that information had come to Clifton Gunderson's attention that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the subsequent to the date of the most recent financial statements covered by an audit report, or (b) cause it to be unwilling to rely on management's representations or be associated with our or Morton's financial statements,

    - information had come to Clifton Gunderson's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

    During the period from April 14, 1998, to and including February 17, 1999, with respect to us, and prior thereto with respect to Morton, including the period from January 1, 1998 to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997, and 1996, neither we nor Morton consulted KPMG about either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on our or Morton's financial statements, or (b) any matter that was a subject of a disagreement between us or Morton and Clifton Gunderson or that was a reportable event of the kind described in four listed items in the immediately preceding paragraph.

    SELECTION OF CLIFTON GUNDERSON (APRIL 14, 1998)

    On April 14, 1998, our Board of Directors, acting upon the recommendation of the Audit Committee of the Board, selected Clifton Gunderson to serve as our independent accountants for the fiscal year ending December 31, 1998. For the fiscal year ended December 31, 1997, Ernst & Young LLP ("Ernst & Young") served as the independent auditors for us, and for the fiscal year ended June 30, 1997, and the six months ended December 31, 1997, Clifton Gunderson served as Morton's independent auditors. Following the Merger, we retained both firms to complete our and Morton's respective audits for the periods ended December 31, 1997.

    During the 1997 and 1996 fiscal years, Ernst & Young's reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified in any way. During the same period, we had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the 1997 and 1996 fiscal years and during 1998, Ernst & Young did not advise us:

    - that we did not have internal controls necessary for the development of reliable financial statements;

    - that information had come to Ernst & Young's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

    - that Ernst & Young needed to expand significantly the scope of its audit, or that information had come to Ernst & Young's attention that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or (b) cause it to be unwilling to rely on management's representations or be associated with our financial statements,

    - that information had come to Ernst & Young's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

    During the 1997 and 1996 fiscal years of the Company and during any subsequent interim period of either ourselves or Morton, neither we nor Morton consulted Clifton Gunderson about either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on our financial statements, or (b) any matter that was a subject of a disagreement between us and Ernst & Young or that was a reportable event of the kind described in the four listed items in the immediately preceding paragraph.

                                 MISCELLANEOUS

    SOLICITATION OF PROXIES. We will bear all of the costs of the solicitation of proxies for use at the Annual Meeting. Since Mr. Morton controls a majority of the votes to be cast at the meeting, we do not expect to incur significant costs for proxy solicitation. We will request that banks, brokerage houses and other institutions, nominees and fiduciaries forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material.

    INCORPORATION BY REFERENCE.  The Report on Executive Compensation appearing
at pages   to   and the Stock Performance Graph on page   of this Proxy
Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate said report or said graph by reference and neither the report nor the graph shall otherwise be deemed filed under such Acts.

    NEXT ANNUAL MEETING. The Bylaws provide that the Annual Meeting of our Shareholders will be held on the fourth Thursday of May in each year unless otherwise determined by the Board of Directors. Appropriate proposals of security holders intended to be presented at the 2000 Annual Meeting must be received by the Company for inclusion in our proxy statement and form of proxy relating to that meeting on or before December 15, 1999.

    If you do not expect to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy in the envelope provided. Please mail your proxy promptly, no matter how large or how small your holdings may be.

    FORM 10-K. Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and its exhibits are available without charge upon request to the Company's Secretary, 1021 West Birchwood, Morton, Illinois 61550.

    OTHER INCORPORATION BY REFERENCE. We are incorporating certain information in this proxy statement by reference to several of our filings with the Securities and Exchange Commission ("SEC") in 1998 and 1999. Those filings and the incorporated information are:

1.  Report on Form 8-K/A filed with the SEC on June 11, 1998:

       (a) Audited Financial Statements and accountant's report thereon of Carroll George, Inc., for the years ended September 30, 1997, and 1996.

       (b) Unaudited Pro Forma Condensed Combined Financial Statements.

2.  Report on Form 8-K/A filed with the SEC on June 22, 1998:

       (a) Audited Financial Statements and accountant's report thereon of B&W Metal Fabricators, Inc., for the years ended December 31, 1997, and 1996.

       (b) Unaudited Pro Forma Condensed Combined Financial Statements.

3.  Report on Form 8-K/A filed with the SEC on August 11, 1998:

       (a) Audited Financial Statements and accountant's report thereon of Mid-Central Plastics, Inc., for the years ended December 31, 1997, 1996, and 1995.

       (b) Unaudited Pro Forma Condensed Combined Financial Statements.

4.  Annual Report on Form 10-K filed with the SEC on March   , 1999.

       (a) Supplementary financial information required by Item 302 of SEC Regulation S-K.

       (b) Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1998, and earlier periods.

       (c) Quantitative and Qualitative Disclosures About Market Risk.

                                          By Order of the Board of Directors,
                                          DARYL R. LINDEMANN
                                          Secretary

                                   APPENDIX A
                     Voting Rights of Class A common stock
                            and Class B common stock

    Holders of shares of Class A common stock and Class B common stock generally vote as a single class on all matters submitted to a vote of the shareholders, with each share of Class A common stock entitled to one vote and each share of Class B common stock entitled to the number of votes determined as described below. (In cases where the vote could adversely affect the rights of holders of the Class A common stock or holders of the Class B common stock, the two classes vote separately.) Each share of Class B common stock is entitled to the number of votes, which will fluctuate from time to time, to ensure that the aggregate votes of the Class A common stock and Class B common stock available to be cast by each Affiliated Group (as defined at the end of this paragraph) that is the holder of Class B common stock will be equal to 24% of the total votes available to be cast by all holders of Common Stock, regardless of class. The shares of Class B common stock are currently held by two separate Affiliated Groups resulting in a total of 48% of the voting power of all Common Stock being controlled by these Affiliated Groups by virtue of the special voting rights of the Class B common stock. The Affiliated Groups are:

    - the TCR Affiliated Group (composed of the shareholders identified in notes 3 and 4 of "Principal Shareholders of the Company;"

    - William D. Morton, entities controlled by him, and/or members of his immediate family.

    The voting power of the individual shares of Class B common stock with respect to each Affiliated Group is determined as of the record date for each shareholders meeting. Currently, each share of Class B common stock has .77343 votes.

    For purposes of calculating the number of votes per share attributable to the Class B common stock, certain shares of Class A common stock (the "Designated Shares") owned by each Affiliated Group (other than approximately 403,990 shares of Class A common stock held by Mr. Morton) will be aggregated with the votes attributable to the Class B common stock to ensure that such Affiliated Group has 24% of the Company's outstanding voting power with respect to its Designated Shares and Class B common stock. If an Affiliated Group owns Class A common stock in addition to its Designated Shares, the Affiliated Group may also vote such additional Class A common stock, resulting in the Affiliate Group's having voting power in excess of 24%. Each Affiliated Group currently owns 888,000 Designated Shares plus additional shares of Class A common stock.

    If an Affiliated Group sells or transfers any of its Designated Shares to persons outside that Affiliated Group, the votes per share of the Class B common stock will increase for that Affiliated Group. Any shares of Class A common stock that a member of an Affiliated Group transfers will generally be deemed to reduce Designated Shares, thus increasing the votes per share attributable to the Class B common stock by an amount sufficient to maintain the voting power of the Affiliated Group at 24% of the votes eligible to be cast at any meeting of shareholders. In general, if an Affiliated Group acquires additional shares of Class A common stock after the date of the Merger, those shares will not be Designated Shares, unless Designated Shares have previously been transferred, in which case such newly acquired shares will be Designated Shares until the Affiliated Group's Designated Shares equals 888,000.

    Conversions of shares of Class B common stock into shares of Class A common stock and transfers of Class B common stock will reduce, on a pro rata basis, the guaranteed percentage vote to which the selling Affiliated Group is entitled by reason of its ownership of its then remaining shares of Class B common stock.

                                   APPENDIX B

         SECTION 2.2(B) OF ARTICLE II OF THE ARTICLES OF INCORPORATION

    Set forth below is the text of Section 2.2 of our Articles of Incorporation. The part that is not underscored is the current text of the Section. The underscored part is the sentence that would be added by the amendment to our Articles that we have proposed. The amendment does not delete any words form
Section 2.2(B).

    (B) At all times prior to the Final Class B Date (as defined in Section 2.2(E), the number of votes per share of Class B Common Stock at any particular meeting of the Corporation's shareholders shall be determined by the Board of directors as of the record date for such meeting, and subject to adjustment as provided in Section 2.2(C), at each such meeting the Class B Common Stock will be entitled to a number of votes per share sufficient to permit each Affiliated Group (as defined below) to cast 24 percent of the votes eligible to be cast at such meeting when the shares of Class B Common Stock owned by such Affiliated Group are aggregated with the number of Designated Shares (as defined below) owned by such Affiliated Group as of such record date. NOTWITHSTANDING THE FOREGOING CALCULATION, IN NO EVENT SHALL THE NUMBER OF VOTES PER SHARE OF CLASS B COMMON STOCK EXCEED 10 (ADJUSTED PROPORTIONATELY TO ACCOUNT FOR ANY STOCK SPLITS, STOCK DIVIDENDS OR COMBINATIONS BETWEEN THE EFFECTIVE DATE OF THIS AMENDMENT AND THE DATE OF SUCH CALCULATION).

                  [MAP TO MEETING LOCATION WILL APPEAR HERE.]

                          MORTON INDUSTRIAL GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999



         The undersigned hereby appoints Daryl R. Lindemann and Brian L. Geiger, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Morton Industrial Group, Inc., to be held at the Bertha Frank Center, 350 N. Illinois Avenue, Morton, Illinois, on June 8, 1999, at 11:00 a.m., local time, and at any adjournment or postponement of the Morton Industrial Group, Inc. Annual Meeting, all of the shares of Common Stock ($.01 par value) of Morton Industrial Group, Inc. standing in the name of the undersigned or which the undersigned may be entitled to vote on the matters described on the reverse side of this card.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MORTON INDUSTRIAL GROUP, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                              ----------------
       (Continued and to be signed on the reverse side)       SEE REVERSE SIDE
                                                              ----------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                           PROXY CARD BACK AS SOON AS
                                   POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          MORTON INDUSTRIAL GROUP, INC.

                                  JUNE 8, 1999




             |                                                     |
             |                                                     |
             v   PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED   v


/X/   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE



                                             WITHHOLD
                           FOR              AUTHORITY
                       ALL NOMINEES      TO VOTE FOR ALL        THE BOARD OF DIRECTORS RECOMMENDS
                        LISTED AT       NOMINEES LISTED AT      A VOTE FOR EACH OF THE ITEMS BELOW.
                          RIGHT             RIGHT

1.  To elect five
    directs to
    serve for one         /  /               /  /               NOMINEES:  WILLIAM D. MORTON
    year terms                                                             FRED W. BROLING
                                                                           ALFRED R. GLANCY III
                                                                           MARK W. MEALY
   Until the Annual Meeting of Shareholders in 1999:                       WILLEM F.P. DE VOGEL

(INSTRUCTION: To withhold authority to vote for any individual nominee, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list at right.)


2.  TO AMEND THE ARTICLES OF INCORPORATION TO FIX               FOR      AGAINST     ABSTAIN
    THE MAXIMUM NUMBER OF VOTES PER SHARE OF THE                / /        / /         / /
    CLASS B COMMON STOCK AT TEN.


3.  TO RATIFY THE SELECTION OF KPMG                            FOR       AGAINST     ABSTAIN
    LLP AS INDEPENDENT AUDITORS FOR                            / /         / /         / /
    THE COMPANY FOR 1999.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MORTON INDUSTRIAL GROUP, INC. ANNUAL
MEETING THAT IS INCIDENTAL TO THE CONDUCT THEREOF
AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ABSTAIN  THE UNDERSIGNED HEREBY REVOKES ALL PROXIES
HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE
MORTON INDUSTRIAL GROUP, INC. ANNUAL MEETING AND
ANY ADJOURNMENT OR POSTPONEMENTS THEREFOR.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                         SIGNATURE IF HELD JOINTLY                               DATED:              , 1999
         -----------------------                            ----------------------------        -------------


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. JOINT OWNERS SHOULD
      EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME AND SIGN AUTHORIZED OFFICER'S NAME AND TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME AND SIGN AUTHORIZED PERSON'S NAME AND TITLE.